Financial Instruments and Risk	12 Months Ended
Dec. 31, 2016
Investments, All Other Investments [Abstract]
Financial Instruments and Risk

3. FINANCIAL INSTRUMENTS AND RISK

For certain of our financial instruments, including cash and cash equivalents, amounts receivable, accounts payable, accrued liabilities other, accrued clinical liabilities, accrued compensation and lease termination liability carrying values approximate fair value due to their short-term nature. Our cash equivalents and short-term investments are recorded at fair value.

Financial risk is the risk to our results of operations that arises from fluctuations in interest rates and foreign exchange rates and the degree of volatility of these rates as well as credit risk associated with the financial stability of the issuers of the financial instruments. Foreign exchange rate risk arises as a portion of our investments which finance operations and a portion of our expenses are denominated in other than U.S. dollars.

We invest our excess cash in accordance with investment guidelines, which limit our credit exposure to any one financial institution or corporation other than securities issued by the U.S. government. We only invest in A (or equivalent) rated securities with maturities of one year or less. These securities generally mature within one year or less and in some cases are not collateralized. At December 31, 2016, the average days to maturity of our portfolio of cash equivalents and marketable securities was 45 days (December 31, 2015—61 days). We do not use derivative instruments to hedge against any of these financial risks.